Exhibit 10.5

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                         RECEIVABLES PURCHASE AGREEMENT



                          dated as of December 20, 1996



                                      Among



                       INDIANAPOLIS POWER & LIGHT COMPANY



                                       And



                             IPL FUNDING CORPORATION







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                                TABLE OF CONTENTS

SECTION                                  HEADING                            PAGE

ARTICLE I         PURCHASE AND SETTLEMENTS.....................................1

  Section 1.1.      Sale.......................................................1
  Section 1.2.      Purchase Price.............................................1
  Section 1.3.      Administration of Receivables..............................2
  Section 1.4.      The Company's Rights.......................................3
  Section 1.5.      Protection of Ownership Interest of the Company............3
  Section 1.6.      Contractual Payment Obligations............................4
  Section 1.7.      Servicing Agent............................................4

ARTICLE II        REPRESENTATIONS AND WARRANTIES...............................5

  Section 2.1.      Representations and Warranties of the Originator...........5
  Section 2.2.      Representations and Warranties of the Company..............7

ARTICLE III       CONDITIONS PRECEDENT.........................................7

  Section 3.1.      Conditions to Closing......................................7
  Section 3.2.      Other Transaction Documents................................8

ARTICLE IV        COVENANTS....................................................8

  Section 4.1.      Affirmative Covenants of the Originator....................8

ARTICLE VI        MISCELLANEOUS................................................9

  Section 5.1.      Term of Agreement..........................................9
  Section 5.2.      Assignment of Receivables Purchase Agreement...............9
  Section 5.3.      No Waiver; Remedies.......................................10
  Section 5.4.      Amendments, etc...........................................10
  Section 5.5.      Notices...................................................10
  Section 5.6.      Governing Law; Submission to Jurisdiction; Integration....10
  Section 5.7.      Severability; Counterparts................................10
  Section 5.8.      Assignment................................................11
  Section 5.9.      Headings..................................................11
  Section 5.10.     Costs and Expenses........................................11
  Section 5.11.     No Partnership or Joint Venture...........................11

EXHIBITS

Exhibit A         Credit and Collection Policy
Exhibit B         Form of Subordinated Note
Exhibit C         Location of Records
Exhibit D         Corporate Names; Trade Names; Assumed Names


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                         RECEIVABLES PURCHASE AGREEMENT

     RECEIVABLES PURCHASE AGREEMENT (this "Agreement"), dated as of December 20, 1996, among Indianapolis Power & Light Company (the "Originator") and IPL Funding Corporation, an Indiana corporation (the "Company"). Certain capitalized terms used herein are defined in Schedule I hereto.

     The parties hereto agree as follows:

                                    ARTICLE I
                            PURCHASE AND SETTLEMENTS

     Section 1.1. Sale. (a) Subject to the terms and conditions hereof, commencing on the Initial Purchase Date, the Originator hereby sells to the Company, and the Company hereby acquires from the Originator, all of the Originator's right, title and interest in the Purchased Receivables and all Collections thereon. The Originator intends such sale to be a true sale of all rights and interests of the Originator in the Receivables in existence on the Initial Purchase Date and of each Receivable thereafter generated as it is created until the Originator Termination Date for the Originator.

     Section 1.2. Purchase Price. (a) On the Initial Purchase Date and each Workday thereafter until the Originator Termination Date for the Originator, the Company shall pay to the Originator a purchase price for each Purchased Receivable (other than an Excluded Receivable) of the Originator (and not previously sold to the Company hereunder) equal to the outstanding balance of such Purchased Receivable in existence on the Determination Date for such Receivable. Such purchase price shall be paid through two methods. First, the Company may pay to the Originator a portion of such purchase price by transferring to the Originator monies then held by the Company, solely to the extent such monies do not constitute Collections required to be distributed to the Agent under the Receivables Sale Agreement or necessary as part of a reserve for liabilities of the Company established by the Company in its sole judgment. Second, the Company shall pay the remaining purchase price by crediting to the Subordinated Note such remaining amount of the purchase price payable to the Originator. On the Initial Purchase Date, at least $5,000,000 of the purchase price payable to the Originator on the Initial Purchase Date shall so be credited to the Subordinated Note. On each Monthly Settlement Date occurring after the Initial Purchase Date, the difference between (x) the total purchase price payable for all Purchased Receivables originated during the Settlement Period ending on such Monthly Settlement Date that were not in existence on the Initial Purchase Date and (y) the amount of such purchase price paid in cash during that Settlement Period shall be credited to the Subordinated Note. For any Settlement Period that the amount of such cash payments to the Originator exceeds the aggregate purchase price payable for Purchased Receivables during the Settlement Period, such excess shall be applied on the Monthly Settlement Date for such Settlement Period to reduce the principal amount of the Subordinated Note.

     (b) The Originator and the Company shall each independently take all necessary action to record properly the sales contemplated by this Agreement to reflect the Company's ownership of all Purchased Receivables. To the extent the sale of any Purchased Receivable or Collection under this Agreement is deemed to be a financing for any applicable legal purpose, the Originator hereby grants to the Company a security interest in all of the Originator's rights in the Purchased Receivables it originated and their Collections to secure the claims of the Company to such Purchased Receivables and all of their Collections and other proceeds.

     (c) None of the Company, the Agent, nor any Purchaser shall have any obligation or liability to any Obligor or other customer or client of the Originator to perform any of the obligations of the Originator in connection with any Receivable or otherwise.

     Section  1.3.  Administration  of  Receivables.  (a)  Consistent  with  the
Company's ownership of the Purchased Receivables, the Company shall have all rights to and shall be solely responsible for servicing, administering and collecting the Purchased Receivables. The Company may appoint any Person as its agent to perform such services.

     (b) The Originator shall, on the date hereof and as each new Purchased Receivable is originated by it, deliver to the Company (or the Company's agent appointed pursuant to Section 1.7) all Records and evidence of the creation of each Purchased Receivable.

     (c) Upon the occurrence of a Lock-Box Event, the Originator shall direct all Obligors to make all payments on all Purchased Receivables to a Lock-Box Account. Upon the occurrence of a Lock-Box Event, if the Originator nevertheless receives any such payments it shall hold all cash, checks and other instruments received by it in trust and promptly (but in any event within two Business Days after receipt) remit all such Collections, duly endorsed or with duly executed instruments of transfer in the case of checks or other instruments, to a Lock-Box Account.

     (d) The Originator hereby authorizes the Company (or the Company's agent or assignee) to notify the Obligors on the Purchased Receivables, or any of them, of the Company's ownership of the Purchased Receivables. The Originator also hereby authorizes the Company (or the Company's agent or assignee) to notify such Obligors, or any of them, of the Company's assignment of interests in the Purchased Receivables to the Agent, for the benefit of the Purchasers, in accordance with the terms of Article III of the Receivables Sale Agreement.

     (e) The Originator hereby agrees that the Company has the absolute and unlimited right, itself or through its agent, to commence and settle any legal action to enforce collection of any Purchased Receivable or to foreclose upon or repossess any portion thereof.

     (f) The Originator hereby grants to the Company an irrevocable power of attorney, with full power of substitution, coupled with an interest, to take in the name of the Originator all steps necessary or advisable to endorse, negotiate or otherwise realize on any item constituting proceeds of any Purchased Receivable. Without limiting the generality of the foregoing, the Originator hereby authorizes the Company to take any and all steps in the name of the Originator and on behalf of the Originator necessary or desirable, in the determination of the Company, to collect any and all amounts or portions thereof due under any and all Purchased Receivables, including endorsing the name of the Originator on checks and other instruments representing Collections and enforcing any Purchased Receivable.

     (g) Unless an Obligor otherwise specifies or another application is required by contract or law, any payment received by the Originator from an Obligor shall be applied as a Collection of Purchased Receivables of such Obligor (starting with the oldest such Receivable) and remitted to the Collection Agent as such.

     (h) In connection with the creation, servicing, administering, and (to the extent the Originator is appointed to perform collection functions pursuant to
Section 1.7) collecting of the Purchased Receivables, the Originator shall exercise the same care and diligence it would exercise in handling similar matters for its own account and will comply at all times and in all material respects with the terms of the Transaction Documents and the Credit and Collection Policy.

     Section 1.4. The Company's Rights. (a) The Company (or its successors or assigns) shall retain, and use for its own benefit, the Collections and other proceeds of all Purchased Receivables, and the Originator shall not have any interest of any kind in or to any such Collections or other proceeds.

     (b) The Company shall have no obligation to account for, to replace, or to return all or any portion of the Purchased Receivables to the Originator, without regard to whether the Collections and other proceeds derived from such Purchased Receivables are in excess of the purchase price paid for such Purchased Receivables.

     (c) The Company shall have the unrestricted right to further assign, transfer, deliver, hypothecate, subdivide or otherwise deal with all or any portion of the Purchased Receivables.

     (d) The Company (or its successors or assigns) shall have the sole right to retain any gains or profits created by buying, selling or holding all or any portion of the Purchased Receivables.

     Section 1.5. Protection of Ownership Interest of the Company. The Originator will, at its expense, promptly execute and deliver all instruments and documents and take all action necessary or that the Company may reasonably request to perfect or protect the Company's ownership of the Purchased Receivables and their Collections or to enable the Company to exercise and enforce any of its rights hereunder. At the request of the Company, the Originator shall also execute and file financing statements, amendments thereto, and continuation or assignments thereof and deliver to the Company or its designee all contracts and Records (including all multiple originals of any such contract) relating to the Purchased Receivables, with any appropriate endorsement or assignment requested by the Company. To the fullest extent permitted by applicable law, the Company shall be permitted to sign and file continuation statements relating to the Purchased Receivables and their Collections and amendments thereto and assignments thereof without the Originator's signature. A reproduction of this Agreement or of any financing statement shall be sufficient as a financing statement. The Originator shall not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable UCC) or relocate its chief executive office or any office or location where Records are kept unless it shall have: (i) given the Company and the Agent at least 20 days' advance notice and (ii) delivered to the Company and the Agent all financing statements, instruments and other documents requested by the Company or the Agent in connection with such change or relocation. The Originator shall at all times maintain its chief executive offices within a jurisdiction in the USA (other than the states of Florida, Maryland and Tennessee) in which Article 9 of the UCC is in effect. If the Originator moves its chief executive office to a location that imposes Taxes, fees or other charges to perfect the interests of the Company in the Purchased Receivables, the Originator shall pay all such amounts and any other costs or expenses incurred to maintain the enforceability of this Agreement and the ownership of the Company of the Purchased Receivables.

     Section 1.6. Contractual Payment Obligations. The Originator hereby agrees as follows:

          (a) If on any day the outstanding balance of a Purchased Receivable is reduced or canceled as a result of any defective or rejected goods or services, any cash discount or adjustment (including as a result of the application of any special refund or other discounts or any reconciliation), any setoff or credit (whether such claim or credit arises out of the same, a related, or an unrelated transaction) or other similar reason not arising from the financial inability of the Obligor to pay undisputed indebtedness, the Originator shall pay to the Company on such day the amount of such reduction or cancellation in the outstanding balance of such Purchased Receivable.

          (b) If on any day any representation, warranty, covenant or other agreement of the Originator is not true (as of the date such representation or warranty is made or deemed made) or (in the case of a covenant or agreement) is not satisfied for a Purchased Receivable, the Originator shall pay to the Company on such day the outstanding balance of such Purchased Receivable in full.

     The Company shall have no recourse to the Originator with respect to any Purchased Receivable otherwise than pursuant to this Section 1.6.

     Section 1.7. Servicing Agent. (a) Until the Company (or the Agent pursuant to the Receivables Sale Agreement) gives contrary notice, the Company hereby appoints the Originator as its agent (and as sub-collection agent under the terms of the Receivables Sale Agreement) for the servicing, administering and collecting of the Purchased Receivables, and the Orignator hereby accepts such appointment and agrees to perform such duties in accordance with the applicable terms and conditions of the Receivables Sale Agreement. The Originator hereby further agrees not to voluntarily resign as agent for the Company in connection with such servicing, administering and collecting functions. The Company may replace the Originator as its agent (and sub-collection agent) at any time for any reason.

     (b) As servicing agent for the Company, the Originator shall take all actions necessary or advisable to collect each Purchased Receivable with care and diligence and shall perform all other servicing activities related to such Receivables as are required by the Collection Agent pursuant to the Receivables Sale Agreement, including providing reports and other information concerning the Purchased Receivables required to be furnished by the Collection Agent pursuant to the Receivables Sale Agreement.

     (c) In consideration for the Originator services pursuant to this Section 1.7, for so long as the Originator performs such duties, the Company shall pay to the Originator a cash fee of $50,000 per month payable on the Monthly Settlement Date for the immediately preceding month. The parties hereto agree such servicing fee is a fair market value fee for the servicing functions required hereby.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     Section 2.1. Representations and Warranties of the Originator. The Originator represents and warrants, on the date hereof and on the date each Receivable is created, that each representation and warranty concerning it or the Receivables that is contained in the Receivables Sale Agreement is true and correct and that:

          (a) Perfection of Ownership Interest. Immediately preceding its sale of each Purchased Receivable hereunder, the Originator was the owner of such Purchased Receivable purported to be sold, free and clear of any Adverse Claims, and each the sale hereunder constitutes a valid sale, transfer and assignment of all of the Originator's right, title and interest in, to and under the Purchased Receivables, free and clear of any Adverse Claims. On or before the date hereof and before the generation by the Originator of any new Receivable, all financing statements and other documents required to be recorded or filed in order to perfect and protect the Company's ownership interest in the Purchased Receivables of the Originator against all creditors of and purchasers from the Originator will have been duly filed in each filing office necessary for such purpose, and all filing fees and taxes, if any, payable in connection with such filings shall have been paid in full.

          (b) Creation of Receivables. The Originator has exercised at least the same degree of care and diligence in the creation of the Purchased
     Receivables as it has exercised in connection with the creation of receivables originated by it and not sold hereunder.

          (c) Credit and Collection Policy. The Originator has complied in all material respects with its Credit and Collection Policy in regard to each Purchased Receivable, except for instances of non-compliance with the Credit and Collection Policy that would not have a material adverse effect on the collectability of any material amount of the Receivables.

          (d) Enforceability of Contracts. Each Purchased Receivable is a legal, valid and binding obligation of the related Obligor to pay the outstanding balance of the Purchased Receivable created thereunder, enforceable against the Obligor in accordance with its terms, (subject to bankruptcy, insolvency, fraudulent transfer, reorganization and moratorium and similar laws of general applicability relating to or affecting auditors' rights and to general equity principles) without being subject to any defense, deduction, offset or counterclaim and the Originator has fully performed its obligations under such contract.

          (e) Compliance with Laws. No Purchased Receivable contravenes any laws, rules or regulations applicable thereto or to the Originator.

          (f) Chief Executive Office and Location of Records. The chief executive office of the Originator is located at the address set forth beneath its signature hereto, and such offices have been so located for at least six months before the date hereof. The offices where the Originator keeps all Records are located at the addresses described on Exhibit C or such other locations of which the Company has been given notice in accordance with Section 1.5 and where all actions required by Section 1.5 have been completed.

          (g) Good Title. Upon the creation of each new Receivable and on the Initial Purchase Date for then existing Receivables, the Company shall have a valid and perfected first priority ownership interest in each Purchased Receivable at the time of such creation or purchase, free and clear of any Adverse Claim.

          (h) Names. Except as described in Exhibit D, the Originator has not used any corporate names, trade names or assumed names other than its name set forth on the signature pages of this Agreement.

          (i) Assignability and Confidentiality. No Purchased Receivable requires the Obligor thereon to consent to the transfer, sale or assignment of the rights to payment of the Originator under such Receivable nor is subject to a confidentiality provision that purports to restrict the ability of the Company to exercise its rights under this Agreement, including its right to review the contract.

          (j) Bulk Sales, No Fraudulent Conveyance. No transaction contemplated hereby requires compliance with or will become subject to avoidance under any bulk sales act or similar law. No purchase hereunder constitutes a fraudulent transfer or conveyance under any United States federal or applicable state bankruptcy or insolvency laws or is otherwise void or voidable under such or similar laws or principles or for any other reason.

     Section 2.2. Representations and Warranties of the Company. The Company represents and warrants that:

          (a) Corporate Existence and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and has the corporate power required to carry on its business as now conducted and is qualified to do business in every jurisdiction where such qualification is necessary, except where failure to so qualify would not have an adverse effect on its ability to perform its obligations hereunder.

          (b) Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by the Company of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official (except as contemplated by Section 1.5) and do not contravene, or constitute a default under, any provision of applicable law, rule or regulation or of the Company's certificate or articles of incorporation or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or result in the creation or imposition of any lien or other Adverse Claim on any assets of the Company.

          (c) Binding Effect. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization and moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

     Section 3.1. Conditions to Closing. On or before the date of execution hereof, each of the following documents and instruments shall be delivered, all of which shall be in form and substance acceptable to the Company and the
Originator:

          (a) A copy of the resolutions of the board of directors of the Company and the Originator, certified by its secretary or assistant secretary, approving this Agreement and the other documents to be delivered by it hereunder.

          (b) The certificate or articles of incorporation of the Company and the Originator that it is a corporation certified by the Secretary of State of its state of incorporation.

          (c) Good standing certificates for the Company and the Originator issued by the Secretaries of State of the states of incorporation of each such Person and the states in which each such Person's chief executive office is located.

          (d) A certificate of the secretary or assistant secretary of the Company and the Originator certifying (i) the names and signatures of the officers authorized on its behalf to execute this Agreement and any other documents to be delivered by it hereunder (on which certificate the other parties may conclusively rely until such time as the other parties shall receive from it a revised certificate meeting the requirements of this subsection (d)) and (ii) a copy of its by-laws and articles of incorporation.

          (e)  Originals  of  proper  UCC-1  financing   statements  naming  the
     Originator as "seller", the Company as "purchaser", and the Agent as "assignee" for filing in all appropriate jurisdictions.

          (f) UCC search reports from the office of the Secretary of State of Indiana covering the Originator.

          (g) Such other approvals, opinions or documents as the Company or Agent may reasonably request.

     Section 3.2. Other Transaction Documents. All conditions precedent to the execution, delivery and effectiveness of the other Transaction Documents have been fulfilled.

                                   ARTICLE IV
                                    COVENANTS

     Section 4.1. Affirmative Covenants of the Originator. The Originator hereby covenants and agrees with the Company and each Purchaser that at all times on and after the date hereof, unless compliance is waived pursuant to Section 5.4:

          (a) General Information. The Originator shall furnish to the Company and to each Purchaser such information as the Company or any Purchaser may from time to time reasonably request.

          (b) Furnishing of Information and Inspection of Records. The Originator will furnish to the Company from time to time such information concerning the Receivables as the Company shall request, including listings identifying the Obligor and the outstanding balance for each Receivable. The Originator will permit, at any time and from time to time during regular business hours upon reasonable notice, the Company and (under the conditions in Section 5.1(e) of the Receivables Sale Agreement) the Agent and any Purchaser or agents or representatives of any of the foregoing, (i) to examine and make copies of and abstracts from all Records in its possession as agent for the Company pursuant to Section 1.7 and (ii) to visit the offices and properties of the Originator for the purpose of examining such Records, and to discuss matters relating to Receivables or the Originator's performance hereunder with any of the officers or employees of the Originator having knowledge of such matters.

          (c) Keeping of Records and Books. The Originator will have and maintain (A) administrative and operating procedures (including an ability to recreate Records if originals are destroyed), (B) adequate facilities, personnel and equipment and (C) all Records and other information reasonably necessary for collection the Receivables originated by the Originator (including Records adequate to permit the daily identification of each new such Receivable and all Collections of, and adjustments to, each existing such Receivable). The Originator will give the Company and the Agent prior notice of any change in such administrative and operating procedures.

          (d) Performance and Compliance with Receivables. The Originator will at its expense timely and fully perform and comply with all obligations required to be observed by it in connection with the Receivables.

          (e) Credit and Collection Policy. The Originator will comply with its Credit and Collection Policy in all material respects in regard to each Receivable originated by it.

          (f) Receivables Sale Agreement. The Originator will perform and comply with each covenant and other undertaking in the Receivables Sale Agreement that the Company undertakes to cause the Originator to perform, subject to any grace periods for such performance provided for in the Receivables Sale Agreement.

                                    ARTICLE V
                                  MISCELLANEOUS

     Section 5.1. Term of Agreement. This Agreement shall terminate upon the later to occur of (i) the termination of the Receivables Sale Agreement or (ii) the indefeasible payment in full of all obligations owed by the Originator and the Company to the other hereunder.

     Section 5.2. Assignment of Receivables Purchase Agreement. The Originator hereby acknowledges that on the date hereof the Company has assigned all of its right, title and interest in, to and under this Agreement to the Agent for the benefit of the Purchasers pursuant to the Receivables Sale Agreement and that the Agent and the Purchasers are third party beneficiaries hereof. The Originator hereby further acknowledges that all provisions of this Agreement shall inure to the benefit of the Agent and the Purchasers, including in the enforcement of any provision hereof to the extent set forth in the Receivables Sale Agreement, but that neither the Agent nor any Purchaser shall have any obligations or duties under this Agreement. The Originator hereby further acknowledges that the execution and performance of this Agreement are conditions precedent for the Agent and the Purchasers to enter into the Receivables Sale Agreement and that the agreement of the Agent and the Purchasers to enter into the Receivables Sale Agreement will directly or indirectly benefit the Originator and constitutes good and valuable consideration for the rights and remedies of the Agent and each Purchaser with respect hereto.

     Section 5.3. No Waiver; Remedies. No failure or delay on the part of any party in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies provided in this Agreement are cumulative and nonexclusive of any rights or remedies provided by law. Any waiver of this Agreement shall be effective only in the specific instance and for the specific purpose for which given.

     Section 5.4. Amendments, etc. No amendment, supplement, modification or waiver of any provision of this Agreement nor consent to any departure by any party therefrom shall in any event be effective unless the same shall be in writing and signed by the Originator and the Company and consented to by the Agent and the Instructing Group.

     Section 5.5. Notices. Unless otherwise specified, all notices and other communications hereunder shall be in writing (including by telecopier or other facsimile communication), given to the appropriate Person at its address or telecopy number set forth on the signature pages hereof or at such other address or telecopy number as such Person may specify, and effective when received at the address specified by such Person. The number of days for any advance notice required hereunder may be waived (orally or in writing) by the Person receiving such notice and, in the case of notices to the Agent, the consent of each Person to which the Agent is required to forward such notice.

     Section 5.6. Governing Law; Integration. This Agreement shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Indiana. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written conflicting understandings.

     Section 5.7. Severability; Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 5.8. Assignment. This Agreement shall (i) be binding upon the Company and the Originator and their respective successors and assigns and (ii) inure to the benefit of and be enforceable by the Agent for the benefit of the Purchasers to the extent set forth in the Receivables Sale Agreement and their respective successors, transferees and assigns; provided, however, that the obligations of the Originator hereunder may not be assigned or delegated without the prior written consent of the Agent and the Instructing Group, and any such purported assignment or delegation absent such consent shall be void.

     Section 5.9. Headings. Article and Section headings used herein are for convenience and reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

     Section 5.10. Costs and Expenses. The Originator shall pay its costs and expenses hereunder.

     Section 5.11. No Partnership or Joint Venture. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or of joint venture.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                       IPL FUNDING CORPORATION


                                       By: /s/ Steven L. Meyer
                                          --------------------------------------
                                       Title:  Treasurer
                                             --------------

                                       Address:      One Monument Circle
                                                     Suite 747
                                                     Indianapolis, Indiana 46204
                                       Telephone:      (317) 261-5134
                                       Telecopy:       (317) 261-8288


                                       INDIANAPOLIS POWER & LIGHT COMPANY


                                       By: /s/ John R. Brehm
                                          --------------------------------------
                                       Title: SVP, Finance and Information
                                                 Services
                                             --------------

                                       Address:      One Monument Circle
                                                     Indianapolis, Indiana 46204
                                       Telephone:      (317) 261-8995
                                       Telecopy:       (317) 630-5763

                                   SCHEDULE I
                                   DEFINITIONS

     Capitalized terms used herein that are defined in the Receivables Sale Agreement have the same meaning herein as in the Receivables Sale Agreement. In addition, the following terms have the meanings set forth, or referred to, below:

     "Agreement" is defined in the first paragraph hereof.

     "Determination Date" means, with respect to any Receivable, the later to occur of (i) the date hereof and (ii) the date such Receivable is created.

     "Excluded Receivable" means any Receivable that is a Charge-Off.

     "Initial Purchase Date" means December 30, 1996.

     "Monthly Settlement Date" means the fifteenth (15th) day of each month (or, if such day is not a Business Day, the following Business Day).

     "Subordinated Note" means the revolving promissory note in substantially the form of Exhibit B issued by the Company to the Originator.

     "Originator Termination Date" means, the earliest to occur of (i) the date of the occurrence of a Bankruptcy Event affecting the Originator, and (ii) the Business Day designated by the Company or the Originator as the Originator Termination Date upon at least thirty days' notice to the Originator and the Agent.

     "Purchased Receivables" means each and every Receivable originated by the Originator now existing or hereafter arising before the Originator Termination Date.

     "Purchaser" means each "Purchaser" under the Receivables Sale Agreement.

     "Receivables Sale Agreement" means the Receivables Sale Agreement, dated as of the date hereof, among the Company, ABN AMRO Bank N.V., as Agent, the Liquidity Providers party thereto, ABN AMRO Bank N.V. as Enhancer, and Windmill Funding Corporation.

     "Settlement Period" means, for any Monthly Settlement Date, the immediately preceding calendar month.

     "Workday" means a day in which the Originator and the Company conduct business.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Unless otherwise inconsistent with the terms of this Agreement, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP. Amounts to be calculated hereunder shall be continuously recalculated at the time any information relevant to such calculation changes.

     For purposes of this Agreement, all terms used in Article 9 of the UCC and not specifically defined in this Agreement shall be defined herein as such terms are defined in the UCC as in effect in the State of Indiana.

                                    EXHIBIT A
                          CREDIT AND COLLECTION POLICY

                 To Be Inserted by Indiana Power & Light Company

                                    EXHIBIT B
                            FORM OF SUBORDINATED NOTE

                                    EXHIBIT C
                               LOCATION OF RECORDS

         One Monument Circle
         Indianapolis, Indiana 46204

                                    EXHIBIT D
                   CORPORATE NAMES; TRADE NAMES; ASSUMED NAMES



         IPL